Schedule A to Appendix A

Class-Level Administration Agreement

WELLS FARGO FUNDS TRUST

List of Funds

Funds/Classes	Class-Level Admin. Fee
Absolute Return Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Adjustable Rate Government Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Alternative Risk Premia Fund Class R6 Institutional Class	0.03% 0.13%
Asset Allocation Fund Class A Class C Class R Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
C&B Large Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
C&B Mid Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%

Funds/Classes	Class-Level Admin. Fee
California Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.10% 0.08% 0.04% 0.12%
Classic Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Common Stock Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Conservative Income Fund Class A2 Institutional Class	0.16% 0.08%
Core Bond Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.08% 0.03% 0.10% 0.08%
Core Plus Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Disciplined Small Cap Fund Class A Class R6 Administrator Class Institutional Class	0.21% 0.03% 0.13% 0.13%

Funds/Classes	Class-Level Admin. Fee
Disciplined U.S. Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Diversified Capital Builder Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Diversified Equity Fund Class A Class C Administrator Class	0.21% 0.21% 0.13%
Diversified Income Builder Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Diversified International Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Dynamic Target Today Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2015 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%

Funds/Classes	Class-Level Admin. Fee
Dynamic Target 2020 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2025 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2030 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2035 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2040 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2045 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2050 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2055 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2060 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%

Funds/Classes	Class-Level Admin. Fee
Emerging Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Emerging Markets Bond Fund	0.00%
Emerging Markets Equity Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Emerging Markets Equity Income Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Endeavor Select Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Enterprise Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Fundamental Small Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Global Investment Grade Credit Fund Class R6 Institutional Class	0.03% 0.08%
Global Small Cap Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%

Funds/Classes	Class-Level Admin. Fee
Government Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class Sweep Class[1]	0.22% 0.10% 0.08% 0.04% 0.12% 0.03%
Government Securities Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Growth Balanced Fund Class A Class C Administrator Class	0.21% 0.21% 0.13%
Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.10% 0.08% 0.04% 0.12%
High Yield Bond Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
High Yield Corporate Bond Fund	0.00%
High Yield Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Index Asset Allocation Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%

1 On May 28, 2020 the Board of Trustees of Wells Fargo Funds Trust approved the addition of the Sweep Class to the Government Money Market Fund, effective on or about August 3, 2020.

Funds/Classes	Class-Level Admin. Fee
Index Fund Class A Class C Administrator Class	0.21% 0.21% 0.13%
Intermediate Tax/AMT-Free Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
International Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
International Government Bond Fund	0.00%
International Equity Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
International Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Intrinsic Small Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Instrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Large Cap Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%

Funds/Classes	Class-Level Admin. Fee
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.13%
Large Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Low Volatility U.S. Equity Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Managed Account CoreBuilder Shares – Series M	0.00%
Managed Account CoreBuiolder Shares – Series SM2	0.00%
Minnesota Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Moderate Balanced Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Money Market Fund Class A Class C Premier Class Service Class	0.22% 0.22% 0.08% 0.12%
Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%

2 On May 28, 2020 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Managed Account CoreBuilder Shares – Series SM (“Fund”). The Fund is expected to commence operations in the third quarter 2020.

Funds/Classes	Class-Level Admin. Fee
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.10% 0.08% 0.12%
Municipal Sustainability Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
National Tax-Free Money Market Fund Class A Administrator Class Premier Class Service Class	0.22% 0.10% 0.08% 0.12%
Omega Growth Fund Class A Class C Class R Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Opportunity Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Pennsylvania Tax-Free Fund Class A Class C Institutional Class	0.16% 0.16% 0.08%
Precious Metals Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Premier Large Company Growth Fund Class A Class C Class R4 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.08% 0.03% 0.13% 0.13%

Funds/Classes	Class-Level Admin. Fee
Real Return Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Short Duration Government Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Short-Term Bond Fund[3] Class A Class C Class R6 Institutional Class	0.16% 0.16% 0.03% 0.08%
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Short-Term Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Small Company Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Small Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Specialized Technology Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%

3 On May 28, 2020 the Board of Trustees of Wells Fargo Funds Trust approved a name change to the Short-Term Bond Fund to the Short-Term Bond Plus Fund, effective on or about August 3, 2020.

Funds/Classes	Class-Level Admin. Fee
Special International Small Cap Fund Class R6 Institutiomal Class	0.03% 0.13%
Special Mid Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Special Small Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Strategic Income Fund[4] Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Strategic Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Target Today Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Target 2010 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%

4 On May 28, 2020 the Board of Trustees of Wells Fargo Funds Trust approved a name change to the Strategic Income Fund to the Income Plus Fund, effective on or about August 3, 2020.

Funds/Classes	Class-Level Admin. Fee
Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Target 2020 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Target 2030 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Target 2040 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%

Funds/Classes	Class-Level Admin. Fee
Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Target 2060 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class	0.22% 0.10% 0.08% 0.04% 0.12%
Ultra Short-Term Income Fund Class A Class A2 Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
Ultra Short-Term Municipal Income Fund Class A Class A2 Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.03% 0.10% 0.08%
U.S. Core Bond Fund	0.00%
Utility and Telecommunications Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%

Funds/Classes	Class-Level Admin. Fee
WealthBuilder Conservative Allocation Fund Class A Class C Institutional Class	0.21% 0.21% 0.13%
WealthBuilder Equity Fund Class A Class C Institutional Class	0.21% 0.21% 0.13%
WealthBuilder Growth Allocation Fund Class A Class C Institutional Class	0.21% 0.21% 0.13%
WealthBuilder Growth Balanced Fund Class A Class C Institutional Class	0.21% 0.21% 0.13%
WealthBuilder Moderate Balanced Fund Class A Class C Institutional Class	0.21% 0.21% 0.13%
Wisconsin Tax-Free Fund Class A Class C Institutional Class	0.16% 0.16% 0.08%
100% Treasury Money Market Fund Class A Administrative Class Institutional Class Service Class Sweep Class[5]	0.22% 0.10% 0.08% 0.12% 0.03%

Schedule A to Appendix A amended: June 1, 2020

5 On May 28, 2020 the Board of Trustees of Wells Fargo Funds Trust approved the termination and removal of the Sweep Class to the 100% Treasury Money Market Fund. The termination will occur following the redemption in full of all the assets to the Government Money Market Fund Sweep Class.

The foregoing fee schedule is agreed to as of June 1, 2020 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:
Catherine Kennedy
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Paul Haast
Senior Vice President